File 497(e)
                                                              File Nos.: 2-85378
                                                                        811-3462


SUPPLEMENT DATED APRIL 5, 2004
TO PROSPECTUS DATED APRIL 30, 2003

     The accompanying Prospectus of The Flex-funds (the "Trust") dated April 30, 2003 (the "Prospectus") lists W. H. Reaves & Company, Inc. ("Reaves") as sector adviser to the utilities sector of The Highlands Growth Fund(R)(the "Fund").

     Effective April 5, 2004, Sector Capital Management, L.L.C. has selected, with the approval of the Trustees of the Trust, Clover Partners L.P. ("Clover") as sector adviser to manage also the assets of the Fund representing the utilities sector. Accordingly, the paragraph headed "W. H. Reaves & Company, Inc." on page 34 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

          CLOVER PARTNERS LP serves as adviser to the financial and utilities sectors of The Highlands Growth Fund(R). Clover Partners is a registered investment adviser that has provided investment management services to pension and profit sharing plans, trusts, charitable organizations and other institutions. Since its inception in December 1999, Clover Partners has also served as a manager of alternative assets for many high net worth individuals, corporations, pension and profit sharing plans, as well as other institutions. As of December 31, 2003, the company managed approximately $200 million in assets. Michael C. Mewhinney, who is a founding member and senior partner, is the portfolio manager primarily responsible for the daily management of those assets of the Highlands Growth Fund(R) allocated to Clover Partners. Prior to founding Clover Partners, Mr. Mewhinney was principal and portfolio manager for Barrow, Hanley, Mewhinney & Strauss, an investment adviser, for approximately 25 years. Clover Partners is located at 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.